UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

WINNER MEDICAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34484	33-0215298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
The People’s Republic of China
 (Address of principal executive offices, including zip code)

(86) 755 2813-8888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 8, 2010, Winner Medical Group (the “Company”) issued a press release announcing that Xiuyuan Fang, the Company’s Chief Financial Officer, and Peng Zhai, the Company’s Manager of Investor Relations, will present on behalf of the Company at the Rodman & Renshaw Annual Global Investment Conference on September 13, 2010, at the New York Palace Hotel in New York City.  Messrs. Fang and Zhai will also participate in one-on-one meetings with analysts and investors at the conference.  The presentation will be webcast live, and a replay will be archived on the Company's investor relations web site at http://ir.winnermedical.com.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

99.1	Press Release of Winner Medical Group Inc., dated September 8, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: September 8, 2010	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press release of Winner Medical Group Inc., dated September 8, 2010

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